SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                                 _____________________


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 12 or 15(d) of the

                            Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)  September 2, 1999

                             MERIT Securities Corporation

               (Exact name of registrant as specified in charter)

           Virginia              03992                   54-1736551
(State or other jurisdiction   Commission             (IRS Employer
     of incorporation)         File Number)         Identification No.)


          10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia  23060
                   (Address of principal executive offices)  (Zip Code)


  Registrant's telephone number, including area code (804) 217-5800

--------------------------------------------------------------------------------




Item 1.  Changes in Control of Registrant.
                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.

Item 3.  Bankruptcy or Receivership.
                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.

Item 5.  Other Events.

     On September 2, 1999, the Registrant issued $341,250,000 principal amount of Class A1, Class A2, Class A3, Class A4, Class M1 and Class M2 Bonds (the "Registered Bonds") pursuant to the Series 13 Supplement dated as of August 1, 1999 (the "Series 13 Supplement"), to the Indenture dated as of August 1, 1999 (the "Original Indenture" and, collectively with the Series 13 Supplement, the "Indenture"), between the Registrant and Chase Bank of Texas, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The initial principal amounts, Class Interest Rates and the Stated Maturities of the Registered Bonds are as follows:



                     Original       Class Interest              Stated
Designation       Principal Amount        Rate                  Maturity

Class A1           $75,000,000         (1)                   December 28, 2033
Class A2            35,000,000         (1)                   December 28, 2030
Class A3            47,000,000         (1)                   December 28, 2033
Class A4           116,000,000         (1)                   December 28, 2033
Class M1            41,364,000         (1)                   December 28, 2033
Class M2            26,886,000         (1)                   December 28, 2033


(1)      Subject to cap as described in Exhibit 4.1

     As security for the Registered Bonds, the Registrant pledged a pool of manufactured housing retail installment sales contracts to the Trustee pursuant to the Indenture. The contracts were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated August 31, 1999, between the Registrant and IHC

     The Registered Bonds (except for $11,000,000 in aggregate initial principal amount of the Class M2 Bonds) have been sold by the Registrant to Lehman Brothers Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") pursuant to an Underwriting Agreement dated as of August 31, 1999, between the Underwriters and the Registrant and IHC. The Registrant also pledged in a Collateralization Fund additional assets, a Pre-Funding Account and a capitalized Interest Account.

     The description of the assets underlying the certificates pledged to secure the Registered Bonds pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

Item 6.  Resignations of Registrant's Directors.
         Not Applicable.

Item 7.  Financial Statements, Pro Forma, Financial Information and Exhibits
         (a)      Not Applicable.
         (b)      Not Applicable.
         (c)      Exhibits




                                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 2, 1999

                              MERIT SECURITIES CORPORATION



                              By: Lisa R. Cooke
                              Lisa R. Cooke, Vice President


1) Current Unpaid Principal Balance

Current Unpaid             Number of        Unpaid Principal  Unpaid Principal
Principal Balance Loans             Balance                   Balance (%)


1-10,000                   48               354,579                    *
10,001-20,000              453              7,277,828                  2
20,001-30,000              1487             38,267,313                 10
30,001-40,000              2025             70,835,341                 18
40,001-50,000              1649             74,029,850                 18
50,001-60,000              1330             72,662,344                 18
60,001-70,000              841              54,228,007                 13
70,001-80,000              415              30,897,927                 8
80,001-90,000              264              22,352,708                 6
90,001-100,000             152              14,367,543                 4
100,001-110,000            63               6,589,270                  2
110,001-120,000            43               4,909,289                  1
120,001-130,000            19               2,363,381                  1
130,001-170,000            20               2,816,049                  1
================================================================================
                           8,809            401,951,429                100

     The average Unpaid Principal Balance is $45,630, the maximum Unpaid Principal Balance is $165,095 and the minimum Unpaid Principal Balance is $1,566.




2) Remaining Term to Stated Maturity

Remaining         Number of         Unpaid Principal Unpaid Principal
Term (Months)     Loans             Balance                   Balance (%)


1-150             454               9,640,503                 2
151-210           794               23,315,077                6
211-250           1094              37,753,232                9
251-290           301               10,777,139                3
291-330           481               17,534,920                4
331-340           1111              52,298,105                13
341-350           38                2,175,205                 1
351-355           1543              81,952,901                20
356-360           2993              166,504,347               41
================================================================================
                  8,809             401,951,429              100



The weighted average remaining term to stated maturity is 320 months.



3) Original Loan-to-Value Ratio (1)

Original LTV      Number of         Unpaid Principal Unpaid Principal
Ratio (%)         Loans             Balance                   Balance (%)

50 & below        140               3,524,601                 1
50.01 - 55.00     63                1,937,557                 *
55.01 - 60.00     76                2,855,463                 1
60.01 - 65.00     107               4,440,871                 1
65.01 - 70.00     157               7,649,458                 2
70.01 - 75.00     239               11,954,990                3
75.01 - 80.00     797               38,558,521                10
80.01 - 85.00     1151              54,675,639                14
85.01 - 90.00     3067              141,990,822               35
90.01 - 95.00     2838              127,096,685               32
95.01 - 100.00    174               7,266,823                 2
================================================================================
                  8,809             401,951,429               100


The weighted average original loan-to-value is 87.20 months.





4) Current Interest Rate

Current Interest  Number   Unpaid Principal Unpaid Principal
Rate (%)       of Loans    Balance                   Balance (%)

 5.750- 5.999              37       3,129,406                 1
 6.000- 6.249              1        88,688                    *
 6.250- 6.499              42       3,195,452                 1
 6.500- 6.749              88       6,792,870                 2
 6.750- 6.999              428      27,466,528                7
 7.000- 7.249              62       4,121,585                 1
 7.250- 7.499              279      17,277,620                4
 7.500- 7.749              468      25,942,313                6
 7.750- 7.999              738      39,148,552                10
 8.000- 8.249              196      10,333,751                3
 8.250- 8.499              479      26,425,293                7
 8.500- 8.749              532      26,539,993                7
 8.750- 8.999              733      33,140,408                8
 9.000- 9.249              249      11,446,215                3
 9.250- 9.499              552      22,657,191                6
 9.500- 9.749              568      23,822,184                6
 9.750- 9.999              846      33,288,593                8
10.000-10.249              142      5,716,274                 1
10.250-10.499              381      13,955,070                3
10.500-10.749              444      16,076,906                4
10.750-10.999              417      15,498,922                4
11.000-11.249              115      4,375,863                 1
11.250-11.499              192      6,573,129                 2
11.500-11.749              261      8,548,813                 2
11.750-11.999              196      6,020,425                 1
12.000-12.249              54       1,624,986                 *
12.250-12.499              113      3,348,456                 1
12.500-12.749              55       1,687,790                 *
12.750-12.999              63       1,744,711                 *
13.000-13.249              10       293,136                   *
13.250-13.499              38       983,171                   *
13.500-13.749              12       275,820                   *
13.750-13.999              16       378,878                   *
14.000-14.500              2        32,438                    *
================================================================================
                           8,809    401,951,429               100


The weighted average current interest rate per annum is 8.91%.



5) State Distribution
State             Number   Unpaid Principal Unpaid Principal
               of Loans    Balance                   Balance (%)

Texas             1790     74,226,998                18
North Carolina    945      51,148,850                13
Georgia           837      37,610,453                9
South Carolina    635      29,691,318                7
Michigan          555      23,645,653                6
Kentucky          534      20,865,768                5
Tennessee         422      18,762,505                5
Oregon            287      17,354,571                4
Florida           283      13,606,788                3
Ohio              305      12,269,065                3
Washington        196      11,716,356                3
Virginia          247      11,688,966                3
West Virginia     287      11,487,356                3
Arkansas          238      10,550,707                3
Mississippi       194      8,713,802                 2
Alabama           164      7,594,703                 2
Arizona           159      7,445,792                 2
Idaho             113      6,359,857                 2
California        128      5,984,347                 1
Oklahoma          122      5,437,994                 1
Indiana           113      4,811,741                 1
New York          72       2,820,989                 1
Other             183      8,156,850                 2
================================================================================
                  8,809    401,951,429               100

Others include: Colorado, Delaware, Illinois, Kansas, Louisiana, Maryland, Missouri, Nevada, New Mexico, Pennsylvania, Utah, Wisconsin, and Vermont.


6) New or Used

         Number            Unpaid Principal Unpaid Principal Balance (%)
         of Loans Balance

New      7716              366,816,103               91
Used     1093              35,135,327                9
================================================================================
         8,809             401,951,429               100


7) Single or Multi-Wide

              Number of    Unpaid Principal Unpaid Principal
                  Loans    Balance                   Balance (%)

Single Wide       3196     95,705,858                24
Multi-Wide        5613     306,245,572               76
================================================================================
                  8,809    401,951,429               100


8) Year of Loan Origination

Year     Number of         Unpaid Principal Unpaid Principal
         Loans             Balance                   Balance (%)

1999     6524              313,572,250                        78
1998     36                3,321,360                          1
1997     2237              84,608,286                         21
1996     12                449,533                            *
================================================================================
         8,809             401,951,429                        100
